                                                                    EXHIBIT 99.2


ANY AMOUNT PAYABLE UNDER THIS NOTE MAY BE SET-OFF AGAINST AS PROVIDED IN SECTION 3 HEREIN AND AS PROVIDED IN THE ASSET PURCHASE AGREEMENT (AS DEFINED HEREIN).

                         SUBORDINATED PROMISSORY NOTE

$300,000                                                         August 14, 1998

     FOR VALUE RECEIVED, Microfluidics International Corporation, a Delaware corporation (the "Company"), hereby promises to pay to the order of Epworth
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Manufacturing Company, a Michigan corporation, (the "Payee"), subject to the
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conditions set forth herein, the principal sum of Three Hundred Thousand Dollars ($300,000) in lawful money of the United States, together with interest accruing from the date hereof on the outstanding principal balance (and on any interest installment not paid when due) at a rate per annum equal to ten percent (10%). Principal shall be paid in twelve (12) equal quarterly consecutive installments, and the first payment shall be due on the Principal Repayment Date (as defined in the succeeding sentence) and subsequent payments shall be due on the last day of each September, December, March, and June thereafter until the principal balance is paid in full. The Principal Repayment Date shall be the earlier of
(i) September 30, 2001 or (ii) in the event that either the employment or directorship of either J.B. Jennings or Bret Lewis with the Company is terminated without Cause (as defined hereinafter), the last day of the next occurrence of either September, December, March, or June following such termination.

     Interest shall be payable quarterly and the first payment shall be due on September 30, 1998, and subsequent payments shall be due on the last day of each September, December, March, and June thereafter. Interest shall be calculated on the basis of actual days elapsed over a 365 or 366-day year, as the case may be. Any payments hereunder will be applied in the following order of priority: first to any accrued and unpaid interest due and owing by the Company to the Payee and then to the unpaid principal balance of this Note. The Company may prepay the principal amount outstanding on this Note (together with any accrued but unpaid interest) in whole or in part without premium, penalty or fee at any time.

     The Company, Payee and Morehouse-COWLES, Inc., a California corporation ("Morehouse"), have entered into a Asset Purchase Agreement dated June 19,
1998, pursuant to which the Company has purchased substantially all of the assets and assumed certain of the liabilities of each of the Payee and Morehouse (the "Asset Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall having the meaning assigned to them in the Asset Purchase Agreement.

     Payments of principal and interest will be made by check or by wire transfer of funds, in immediately available United States funds, sent to the holder at the address furnished to the Company for that purpose.

     This Note is one of a limited number of Subordinated Promissory Notes of like tenor, issued or issuable by the Company pursuant to and entitled to the benefits of the Asset Purchase

Agreement, and each holder of this Note, by his, her or its acceptance hereof, agrees to be bound by the provisions of the Asset Purchase Agreement. This Note will be registered on the books of the Company or its agent as to principal and interest. Any transfer of this Note will be effected only by surrender of this Note to the Company and reissuance of a new note to the transferee.

     1.   Subordination.  The Payee's rights to payment of principal and
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interest hereunder shall be subject to the rights of the holders of Senior Debt pursuant to and as defined in the Subordination Agreement with Comerica Bank dated the date hereof (the "Subordination Agreement"), consistent with the
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provisions of Section 6.09 of the Asset Purchase Agreement.

     2.   Events of Default.  The outstanding principal of and accrued interest
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on this Note shall, at the option of the holder hereof, become immediately due and payable without notice or demand, subject to the terms of the Subordination Agreement, upon the happening of any one of the following specified events (such events referred to herein as an "Event of Default"):

             (a) failure to pay any amount as herein set forth within fifteen
   (15) days following the due date thereof, which failure remains uncured for thirty (30) days, provided that an Event of Default will not be deemed to have occurred if, in accordance with the terms of the Subordination Agreement, the Company is precluded from making any payments when due hereunder;

             (b) the making of a general assignment for the benefit of creditors;

             (c) the filing of any petition or the commencement of any proceeding by the Company for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions; or

             (d) the filing of any petition or the commencement of any proceeding against the Company for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions, which proceeding is not dismissed within sixty (60) days.

     3.   Set-Off.  Notwithstanding any of the other terms and provisions of
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this Note regarding payments of principal and interest, in the event (i) that the Company shall incur any liability, loss, damage, claim, cost or expense by reason of any unassumed liabilities or other event that would give the Company a claim for indemnification from the Payee pursuant to terms of the Asset Purchase Agreement, (ii) of a pre-closing adjustment to the Purchase Price under Section 1.02(b) of the Asset Purchase Agreement, (iii) of a post-closing adjustment to the Purchase Price under Section 1.02(c) of the Asset Purchase Agreement or (iv) of a repurchase of any Uncollected Accounts Receivable under Section 4.15 of the Asset Purchase Agreement, the Company shall have the right in accordance with the terms of the Asset Purchase Agreement, in addition to any other rights which the Company may have at law or in equity or under the Asset Purchase Agreement, to set-off and deduct from the amounts payable to the Payee hereunder an amount equal to such liability, loss, damage, claim, cost, expense, payment, adjustment or repurchase. Any amount set-off against this Note hereunder shall be set-off in the manner provided in the Asset Purchase Agreement.

  4.    Definition of "Cause".  For purposes of this Note, "Cause" shall include
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(i) willful malfeasance, illegal, dishonest or negligent conduct which constitutes a breach of the covenants and obligations under the employment agreement between the Company and J.B. Jennings ("Jennings"), dated the date hereof (the "Jennings Employment Agreement"), or the employment agreement between the Company and Bret Lewis ("Lewis"), dated the date hereof (the "Lewis Employment Agreement"), or under any applicable legal principle, or which involves funds or other assets of the Company, (ii) any conduct which is likely to have a materially adverse effect upon the goodwill or business position of the Company, (iii) the failure of either Jennings or Lewis, as the case may be, to carry out his duties to the Company under the Jennings Employment Agreement or Lewis Employment Agreement, respectively, (iv) misappropriation of Company funds or property, or (v) conviction of either Jennings or Lewis, as the case may be, of a felony.

  In making any determination under this Section 4, the Board of Directors of the Company shall act fairly and in utmost good faith and shall give Jennings or Lewis, as the case may be, an opportunity to appear and be heard at a meeting of the Board of Directors or any committee thereof and present evidence on his behalf.

  5.  Waiver by Holder.  No waiver of any obligation of the Company under this
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Note shall be effective unless it is in a writing signed by the holder. A waiver by the holder of any right or remedy under this Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

  6.  Notice.  Any notice required or permitted under this Note shall be in
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writing and shall be deemed to have been given on the date of delivery, if personally delivered to the party to whom notice is to be given, or on the fifth business day after mailing, if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, and addressed as follows:

          if to the Company, at

          Microfluidics International Corporation
          30 Ossipee Road
          Newton, Massachusetts 02464-9101; or

          at such other address which the Company may provide to the Payee in writing, from time to time; and

          if to the holder, at the most recent address provided to the Company by the holder for such purpose; or, in each case, to the most recent address, specified by written notice, given to the sender pursuant to this paragraph.

     7.   Waiver by Company.  The Company hereby expressly waives presentment,
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demand, and protest, notice of demand, dishonor and nonpayment of this Note, and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement hereof, and hereby consents to any delays, extensions of time, renewals, waivers or modifications that may be granted or consented to by the holder hereof with respect to the time of payment or any other provision hereof or of the Asset Purchase Agreement.

     8.   Severability.  In the event any one or more of the provisions of this
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Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

     9.   Governing Law.  This Note shall be governed by and construed and
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enforced in accordance with the laws of the Commonwealth of Massachusetts.

     10.  Prohibition on Certain Transfers.
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     (a)  Company's Consent.  This Note may not be sold, assigned, transferred,
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exchanged, gifted, pledged, hypothecated or devised without the consent of the Company, provided that such consent shall not be unreasonably withheld, and may not be sold, assigned, transferred, exchanged, gifted or devised where the ultimate transferee either (i) engages in or has a financial interest in, any business which is competitive with the business of the Company or any of its affiliates, including but not limited to the Business or (ii) is in the process of making or contemplating making an offer to purchase any outstanding class of capital stock of the Company or all or substantially all of the assets of the Company.

     (b) Legend.  THIS NOTE MAY BE DEEMED A SECURITY AND, AS SUCH, HAS NOT BEEN
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REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. IF THIS NOTE IS DEEMED A SECURITY, IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO MICROFLUIDICS INTERNATIONAL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                            MICROFLUIDICS INTERNATIONAL
                            CORPORATION

                            By:  /s/ Michael A. Lento
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                               Name: Michael A. Lento
                               Title: President
Attested:

By:  /s/ Jack Swig
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  Name: Jack Swig
  Title: General Counsel of Microfluidics International Corporation